Exhibit 32.2
                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of MediaBay Inc. (the "Company") on Form 10-K for the year ended December 31, 2004 (the "Report"), I, John Levy, as Vice Chairman and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (3) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                             /s/ John Levy
                                             -----------------------
                                                 John Levy
                                                 Vice Chairman and
                                                 Chief Financial Officer


Dated: March 31, 2005